UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5424	58-0218548

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Hartsfield Atlanta International Airport, Atlanta, Georgia 30320

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
STATEMENT UNDER OATH OF PRINCIPAL EXE. OFFICER
STATEMENT UNDER OATH OF PRINCIPAL FIN. OFFICER

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. Regulation FD Disclosure

On August 13, 2002, each of the Principal Executive Officer, Leo F. Mullin, and Principal Financial Officer, M. Michele Burns, of Delta Air Lines, Inc. submitted to the Securities and Exchange Commission (SEC) sworn statements pursuant to SEC Order No. 4-460. These sworn statements are attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

BY: /s/ Edward H. Bastian Edward H. Bastian Senior Vice President — Finance and Controller

Date: August 13, 2002

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings